UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: January 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

January 31, 2014

Annual Repor t

Legg Mason

Lifestyle Series

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Lifestyle Series

Legg Mason Lifestyle Series (“Lifestyle Series”) consists of four separate investment funds (the “Funds”), each with its own investment objective and policies. Each Fund offers different levels of potential return and involves different levels of risk.

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Lifestyle Series for the twelve-month reporting period ended January 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 28, 2014

II	Legg Mason Lifestyle Series

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended January 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s second reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.7%. Unemployment fell to 7.5% in March 2013 and generally edged lower over the remainder of the period, falling to 6.6% in January 2014. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.0% in January 2014, close to its lowest level since 1978. On the upside, the number of longer-term unemployed fell, as roughly 35.8% of the 10.2 million Americans looking for work in January 2014 had been out of work for more than six months. In contrast, 37.7% had been out of work for more than six months in December 2013.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after rising the prior month, existing-home sales fell 5.1% on a seasonally adjusted basis in January 2014 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $188,900 in January 2014, up 10.7% from January 2013. The inventory of homes available for sale in January 2014 was 2.2% higher than the previous month at a 4.9 month supply at the current sales pace and 7.3% higher than in January 2013.

The manufacturing sector continued to expand, although it moderated toward the end of the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all twelve months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global activity strengthened during the second half of 2013… activity is expected to improve further in 2014-15, largely on account of recovery in the advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. While it held rates steady at its meeting in January 2014, ECB President Mario Draghi said “We are monitoring developments carefully and are ready to consider all available instruments…We remain firmly determined to maintain the high degree of monetary accommodation and to take further decisive action if required.” In

Legg Mason Lifestyle Series	III

Investment commentary (cont’d)

other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Legg Mason Lifestyle Series

Funds overview

Legg Mason Lifestyle Series (the “Lifestyle Series”) consists of four portfolio investment options (the “Funds”), each of which is a “fund of funds” that invests in a combination of equity and fixed-income mutual funds. The Lifestyle Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Lifestyle Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential.

Q. What were the overall market conditions during the Funds’ reporting period?

A. Investors grew more and more confident over the course of the reporting period that the global economy was starting to show signs of better growth. As a result, global equity markets rose during most of the period, and ended the year with very strong results. For the twelve months ending January 31, 2014, the overall domestic stock market, as measured by the S&P 500 Indexi, returned 21.52%. Over the same time frame, the Russell 1000 Indexii of large-cap U.S. stocks produced a total return of 22.23%. Small-cap U.S. stocks produced even better results. The Russell 2000 Indexiii was up 27.03% over the same period. Developed international stock markets rose as well, though not as much as the U.S. markets. For the twelve months ending January 31, 2014, the MSCI EAFE Indexiv produced a total return of 11.93%.

The evidence of improved economic growth that fueled strong gains in the U.S. stock market presented a challenge for fixed-income markets. Faster economic growth has historically tended to push interest rates higher (and hence bond prices lower), but in the current environment there is an additional wrinkle. Over the last two years the U.S. Federal Reserve Board (“Fed”)v has been purchasing large amounts of bonds as part of its “quantitative easing” policy, designed to push interest rates lower than they would otherwise be and thus help restore the economy to stronger growth. As that stronger growth emerges, the natural upward pressure on interest rates that we would see anyway is exacerbated by the fact that the Fed is in the process of reducing, and eventually eliminating, its bond buying program.

As the prospects for that scenario became more and more likely in the middle of 2013, government bond yields began to rise. The yield on the ten-year U.S. Treasury note started the reporting period at 1.99%. In early May, the yield had actually drifted lower than that, to 1.63%. But in May, then Fed Chairman Ben Bernanke, began to make it clear that the Fed was looking to begin “tapering” the pace of its bond purchases as the economy improved, and bond yields jumped higher. By early September the ten-year Treasury note was yielding 3.00%. When the Fed hesitated, and decided to delay the start of the tapering process at its September meeting, the yield fell back to 2.50% briefly in October. But the continued improvement in the economic data in October and November made it clear that the Fed was going to have to start tapering fairly soon, and yields started rising again, hitting 3.03% at the end of December. In January 2014, though, worries about the effects of the Fed’s reduced bond buying on emerging market economies and currencies triggered a flight to safety, and the yield on the ten-year Treasury note fell back to 2.65%. That still represented a rise of 0.66% for the reporting period as a whole.

The result of that rise in yields was that the Barclays U.S. Aggregate Indexvi produced a return of just 0.12% for the reporting period. The strength in the stock market, though, helped fuel a better year for high yield bonds, which carry a blend of interest rate and equity risk. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii returned 6.76% for the year.

Q. How did we respond to these changing market conditions?

A. During the first half of the period, we maintained a neutral asset allocation relative to the Funds’ target weights. That is, our weightings in underlying equities and fixed-income funds matched those of their respective benchmark allocations. During that time, we were not seeing enough signs of strong earnings growth to give us confidence that stocks would be able to outperform bonds. At the same time, the level of real bond yields (i.e., the nominal yield minus the rate of inflation) was too low for us to want to overweight bonds either. Over the summer, we began to see the signs of stronger earnings growth that we had been looking for, such as a rise in the Institute for Supply Management’s PMIviii, and we moved to a slight overweight in equities. Concerns about valuation kept us from making the overweight larger; stocks had moved up much faster than earnings in the preceding year, and did not have a lot of valuation support. While we felt that stocks were likely to outperform bonds if the anticipated acceleration in earnings growth came through, the high price-to-earnings ratioix for the market as a whole meant that if earnings growth disappointed, there was significant downside risk for stocks. We maintained that small overweight in equities through the end of the reporting period.

Legg Mason Lifestyle Series 2014 Annual Report	1

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 85%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 85% seeks capital appreciation by seeking to maintain a target allocation of 85% of its assets in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2014, Class A shares of Legg Mason Lifestyle Allocation 85%, excluding sales charges, returned 17.41%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 3000 Indexx and the Lifestyle Allocation 85% Composite Benchmarkxi, returned 0.12%, 22.60% and 18.01%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 12.39% for the same period.

Performance Snapshot as of January 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Lifestyle Allocation 85%:
Class A	7.23%	17.41%
Class B3	6.72%	16.42%
Class C	6.78%	16.65%
Class I	7.28%	17.76%
Barclays U.S. Aggregate Index	1.78%	0.12%
Russell 3000 Index	7.50%	22.60%
Lifestyle Allocation 85% Composite Benchmark	7.06%	18.01%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	5.10%	12.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated June 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.51%, 2.37%, 2.06% and 1.10%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 85%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 581 funds for the six-month period and among the 573 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

2	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 70%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 70% seeks long-term growth of capital by seeking to maintain a target allocation of 70% of its assets in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2014, Class A shares of Legg Mason Lifestyle Allocation 70%, excluding sales charges, returned 14.59%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 70% Composite Benchmarkxii, returned 0.12%, 22.60% and 14.85%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 12.39% for the same period.

Performance Snapshot as of January 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Lifestyle Allocation 70%:
Class A	6.20%	14.59%
Class B3	5.73%	13.54%
Class C	5.85%	13.80%
Class I	6.30%	14.75%
Barclays U.S. Aggregate Index	1.78%	0.12%
Russell 3000 Index	7.50%	22.60%
Lifestyle Allocation 70% Composite Benchmark	6.15%	14.85%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	5.10%	12.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated June 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.38%, 2.30%, 2.00% and 1.14%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and 0.55% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 70%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 581 funds for the six-month period and among the 573 funds for the twelve-month period in the Fund’s Lipper category.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2014 Annual Report	3

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 50%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 50% seeks a balance of growth of capital and income by seeking to maintain a target allocation of 50% of its assets in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2014, Class A shares of Legg Mason Lifestyle Allocation 50%, excluding sales charges, returned 10.54%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 50% Composite Benchmarkxiii, returned 0.12%, 22.23% and 10.87%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average2 returned 9.29% for the same period.

Performance Snapshot as of January 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Lifestyle Allocation 50%:
Class A	5.11%	10.54%
Class B3	4.59%	9.46%
Class C	4.71%	9.72%
Barclays U.S. Aggregate Index	1.78%	0.12%
Russell 1000 Index	7.38%	22.23%
Lifestyle Allocation 50% Composite Benchmark	5.03%	10.87%
Lipper Mixed-Asset Target Allocation Moderate Funds Category Average[2]	4.22%	9.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated June 1, 2013, the gross total annual operating expense ratios for Class A, Class B and Class C shares were 1.26%, 2.19% and 1.97%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 50%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 545 funds for the six-month period and among the 532 funds for the twelve-month period in the Fund’s Lipper category.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

4	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 30%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 30% seeks income as a primary objective and long-term growth of capital as a secondary objective by seeking to maintain a target allocation of 30% of its assets in underlying funds that invest principally in equity securities and 70% in underlying funds that invest principally in fixed-income.

Performance review

For the twelve months ended January 31, 2014, Class A shares of Legg Mason Lifestyle Allocation 30%, excluding sales charges, returned 5.91%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 30% Composite Benchmarkxiv, returned 0.12%, 22.23% and 6.87%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average2 returned 4.64% for the same period.

Performance Snapshot as of January 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Lifestyle Allocation 30%:
Class A	3.67%	5.91%
Class B3	3.28%	5.18%
Class C	3.15%	5.07%
Class C1♦	3.36%	5.33%
Class I	3.66%	6.06%
Barclays U.S. Aggregate Index	1.78%	0.12%
Russell 1000 Index	7.38%	22.23%
Lifestyle Allocation 30% Composite Benchmark	3.91%	6.87%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average[2]	2.97%	4.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated June 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1 and Class I shares were 1.19%, 1.86%, 1.87%, 1.75% and 0.99%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 30%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 364 funds for the six-month period and among the 356 funds for the twelve-month period in the Fund’s Lipper category.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2014 Annual Report	5

Funds overview (cont’d)

Q. What were the leading contributors to performance?

A. Taking into account both the underlying funds returns and their weightings within the Funds, the leading contributors to absolute performance were the four large cap U.S. equity funds (the Legg Mason Batterymarch U.S. Large Cap Equity Fund, the Legg Mason BW Diversified Large Cap Value Fund, the ClearBridge Appreciation Fund, and the ClearBridge Aggressive Growth Fund) as well as the ClearBridge Small Cap Growth Fund.

In relative terms (i.e., relative to each Fund’s composite benchmark), the leading contributors to performance were the ClearBridge Aggressive Growth Fund and the ClearBridge Small Cap Growth Fund. The ClearBridge International Value Fund, the Western Asset Core Plus Bond Fund, and the Western Asset Total Return Unconstrained Fund also made positive contributions to relative performance.

Q. What were the leading detractors from performance?

A. The Legg Mason Strategic Real Return Fund was the only underlying fund that had a negative total return for the reporting period, so it was the only fund that detracted from performance on an absolute basis. Among the other underlying funds, the funds that made the smallest positive contribution to performance (taking into account both the underlying fund returns and their weightings within the portfolios) were the Western Asset Total Return Unconstrained Fund and the Western Asset Core Plus Bond Fund.

In relative terms (i.e., relative to each Fund’s composite benchmark), the leading detractors from performance were the Legg Mason Strategic Real Return Fund, the Royce Value Fund, the ClearBridge Appreciation Fund, and the Legg Mason BW Diversified Large Cap Value Fund.

Q. Were there any significant changes to the Funds during the reporting period?

A. There were no significant changes to the Funds during the reporting period.

Thank you for your investment in the Lifestyle Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Funds’ investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Y. Wayne Lin

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Patricia Duffy Maxwell

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

February 18, 2014

RISKS: Mutual funds are subject to risk, including possible loss of principal. Because these Funds have exposure to both stocks and bonds through the underlying funds in which they invest, the Funds may underperform stock funds when stocks are in favor, and underperform bond funds when bonds are in favor. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Funds’ share prices. International stocks are subject to certain risks, including currency fluctuations and changes in political and economic conditions; these risks are heightened for investments in emerging markets; small and mid-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and inherently more risky than higher-rated securities.

Each Fund in the Lifestyle Series is a “fund of funds” — meaning it invests in other underlying funds. There are additional risks and other expenses associated with Funds that invest in other mutual funds rather than directly in portfolio securities. In addition to a Fund’s operating expenses, an investment will indirectly bear the operating expenses of the underlying funds. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. Certain of the underlying funds may sell securities short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Investment in underlying funds that invest in real estate-related securities (including real estate investment trusts) expose a fund to risk similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. In addition, some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Funds’ prospectus for a more complete discussion of these and other risks, and the Funds’ investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Legg Mason Lifestyle Series 2014 Annual Report

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

ix	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xi

The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays U.S. Aggregate Index and 5% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

xii

The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Index and 5% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

xiii

The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays U.S. Aggregate Index and 7% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

xiv

The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7%Russell 2000 Index, 6%MSCI EAFE Index, 60% Barclays U.S. Aggregate Index and 10% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

Legg Mason Lifestyle Series 2014 Annual Report	7

Funds at a glance (unaudited)

Legg Mason Lifestyle Allocation 85% Breakdown† (%) as of — January 31, 2014

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
11.5 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Health Care Energy
11.0 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Industrials Energy Information Technology
10.8 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
10.6 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials
10.4 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Consumer Discretionary Information Technology Materials
9.7 Legg Mason Global Asset Management Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Consumer Discretionary Industrials Health Care Materials
7.4 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
7.2 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Energy Materials
7.1 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investment in Underlying Funds Financials Information Technology Consumer Discretionary
5.1 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Consumer Discretionary Financials Information Technology Health Care Industrials
4.1 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities Sovereign Bonds
2.9 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Consumer Discretionary Energy Industrials Materials Financials
2.2 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Sovereign Bonds

8	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 70% Breakdown† (%) as of — January 31, 2014

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
10.6 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Sovereign Bonds
10.4 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Health Care Energy
10.1 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities Sovereign Bonds
10.1 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Industrials Energy Information Technology
9.9 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
9.5 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
7.3 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Consumer Discretionary Information Technology Materials
7.1 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investment in Underlying Funds Financials Information Technology Consumer Discretionary
6.2 Legg Mason Global Asset Management Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Consumer Discretionary Industrials Health Care Materials
5.3 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials
5.1 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Energy Materials
4.5 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Consumer Discretionary Financials Information Technology Health Care Industrials
3.9 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Consumer Discretionary Energy Industrials Materials Financials

Legg Mason Lifestyle Series 2014 Annual Report	9

Funds at a glance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 50% Breakdown† (%) as of — January 31, 2014

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
25.8 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Sovereign Bonds
13.1 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities Sovereign Bonds
7.4 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Health Care Energy
7.0 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Industrials Energy Information Technology
7.0 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investment in Underlying Funds Financials Information Technology Consumer Discretionary
6.9 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
6.4 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials
6.0 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Consumer Discretionary Energy Industrials Materials Financials
4.3 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials
4.2 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Consumer Discretionary Information Technology Materials
4.2 Legg Mason Global Asset Management Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Consumer Discretionary Industrials Health Care Materials
4.1 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Energy Materials
3.6 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Consumer Discretionary Financials Information Technology Health Care Industrials

10	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 30% Breakdown† (%) as of — January 31, 2014

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
40.9 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Sovereign Bonds
15.0 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-Backed Securities Sovereign Bonds
9.1 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Consumer Discretionary Energy Industrials Materials Financials
6.9 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investment in Underlying Funds Financials Information Technology Consumer Discretionary
4.9 Legg Mason Global Asset Management Trust — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Consumer Discretionary Industrials Health Care Materials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
4.4 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S.Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Financials Health Care Energy
4.1 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Industrials Energy Information Technology
4.1 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
3.7 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Consumer Discretionary Financials Information Technology Health Care Industrials
3.6 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Energy Materials
3.3 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Information Technology Energy Industrials

Legg Mason Lifestyle Series 2014 Annual Report	11

Funds expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2013 and held for the six months ended January 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 85%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 85%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	7.23%	$1,000.00	$1,072.30	0.58%	$3.03	Class A	5.00%	$1,000.00	$1,022.28	0.58%	$2.96
Class B	6.72	1,000.00	1,067.20	1.45	7.56	Class B	5.00	1,000.00	1,017.90	1.45	7.38
Class C	6.78	1,000.00	1,067.80	1.26	6.57	Class C	5.00	1,000.00	1,018.85	1.26	6.41
Class I	7.28	1,000.00	1,072.80	0.38	1.99	Class I	5.00	1,000.00	1,023.29	0.38	1.94

[1]	For the six months ended January 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

12	Legg Mason Lifestyle Series 2014 Annual Report

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2013 and held for the six months ended January 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 70%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 70%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	6.20%	$1,000.00	$1,062.00	0.53%	$2.75	Class A	5.00%	$1,000.00	$1,022.53	0.53%	$2.70
Class B	5.73	1,000.00	1,057.30	1.43	7.42	Class B	5.00	1,000.00	1,018.00	1.43	7.27
Class C	5.85	1,000.00	1,058.50	1.23	6.38	Class C	5.00	1,000.00	1,019.00	1.23	6.26
Class I	6.30	1,000.00	1,063.00	0.43	2.24	Class I	5.00	1,000.00	1,023.04	0.43	2.19

[1]	For the six months ended January 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Lifestyle Series 2014 Annual Report	13

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2013 and held for the six months ended January 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 50%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 50%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	5.11%	$1,000.00	$1,051.10	0.52%	$2.69	Class A	5.00%	$1,000.00	$1,022.58	0.52%	$2.65
Class B	4.59	1,000.00	1,045.90	1.42	7.32	Class B	5.00	1,000.00	1,018.05	1.42	7.22
Class C	4.71	1,000.00	1,047.10	1.25	6.45	Class C	5.00	1,000.00	1,018.90	1.25	6.36

[1]	For the six months ended January 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

14	Legg Mason Lifestyle Series 2014 Annual Report

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2013 and held for the six months ended January 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 30%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 30%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	3.67%	$1,000.00	$1,036.70	0.55%	$2.82	Class A	5.00%	$1,000.00	$1,022.43	0.55%	$2.80
Class B	3.28	1,000.00	1,032.80	1.24	6.35	Class B	5.00	1,000.00	1,018.95	1.24	6.31
Class C	3.15	1,000.00	1,031.50	1.46	7.48	Class C	5.00	1,000.00	1,017.85	1.46	7.43
Class C1	3.36	1,000.00	1,033.60	1.07	5.48	Class C1	5.00	1,000.00	1,019.81	1.07	5.45
Class I	3.66	1,000.00	1,036.60	0.49	2.52	Class I	5.00	1,000.00	1,022.74	0.49	2.50

[1]	For the six months ended January 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Lifestyle Series 2014 Annual Report	15

Fund performance (unaudited)

Legg Mason Lifestyle Allocation 85%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/14	17.41%	16.42%	16.65%	17.76%
Five Years Ended 1/31/14	17.18	16.26	16.65	17.58
Ten Years Ended 1/31/14	5.07	4.45	4.56	N/A
Inception* through 1/31/14	5.33	4.96	4.70	16.09

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/14	10.68%	11.42%	15.65%	17.76%
Five Years Ended 1/31/14	15.81	16.15	16.65	17.58
Ten Years Ended 1/31/14	4.45	4.45	4.56	N/A
Inception* through 1/31/14	4.98	4.96	4.70	16.09

Cumulative total returns
Without sales charges[1]
Class A (1/31/04 through 1/31/14)	64.01%
Class B (1/31/04 through 1/31/14)	54.53
Class C (1/31/04 through 1/31/14)	56.16
Class I (Inception date of 12/16/08 through 1/31/14)	114.90

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 5, 1996. Inception date for Class I shares is December 16, 2008.

16	Legg Mason Lifestyle Series 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 85% vs. Benchmark Indices† — January 2004 - January 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 85% on January 31, 2004, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 3000 Index, and Lifestyle Allocation 85% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays U.S. Aggregate Index and 5% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Legg Mason Lifestyle Series 2014 Annual Report	17

Fund performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 70%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/14	14.59%	13.54%	13.80%	14.75%
Five Years Ended 1/31/14	16.21	15.29	15.60	16.49
Ten Years Ended 1/31/14	5.22	4.58	4.66	N/A
Inception* through 1/31/14	5.29	4.94	4.65	4.56

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/14	7.98%	8.54%	12.80%	14.75%
Five Years Ended 1/31/14	14.84	15.18	15.60	16.49
Ten Years Ended 1/31/14	4.60	4.58	4.66	N/A
Inception* through 1/31/14	4.94	4.94	4.65	4.56

Cumulative total returns
Without sales charges[1]
Class A (1/31/04 through 1/31/14)	66.32%
Class B (1/31/04 through 1/31/14)	56.51
Class C (1/31/04 through 1/31/14)	57.66
Class I (Inception date of 10/2/07 through 1/31/14)	32.65

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the investments of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 5, 1996. Inception date for Class I shares is October 2, 2007.

18	Legg Mason Lifestyle Series 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 70% vs. Benchmark Indices† — January 2004 - January 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 70% on January 31, 2004, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 3000 Index, and Lifestyle Allocation 70% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Index and 5% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Legg Mason Lifestyle Series 2014 Annual Report	19

Fund performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 50%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C
Twelve Months Ended 1/31/14	10.54%	9.46%	9.72%
Five Years Ended 1/31/14	14.71	13.72	13.99
Ten Years Ended 1/31/14	5.24	4.55	4.59

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/14	4.16%	4.46%	8.72%
Five Years Ended 1/31/14	13.36	13.60	13.99
Ten Years Ended 1/31/14	4.62	4.55	4.59

Cumulative total returns
Without sales charges[1]
Class A (1/31/04 through 1/31/14)	66.71%
Class B (1/31/04 through 1/31/14)	56.07
Class C (1/31/04 through 1/31/14)	56.62

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

20	Legg Mason Lifestyle Series 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 50% vs. Benchmark Indices† — January 2004 - January 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 50% on January 31, 2004, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 1000 Index, and Lifestyle Allocation 50% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays U.S. Aggregate Index and 7% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Lifestyle Series 2014 Annual Report	21

Fund performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 30%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 1/31/14	5.91%	5.18%	5.07%	5.33%	6.06%
Five Years Ended 1/31/14	12.59	11.85	N/A	12.07	N/A
Ten Years Ended 1/31/14	4.87	4.39	N/A	4.39	N/A
Inception* through 1/31/14	5.43	5.20	7.01	4.95	6.97

With sales charges[2]	Class A	Class B	Class C	Class C1♦	Class I
Twelve Months Ended 1/31/14	1.38%	0.68%	4.07%	4.33%	6.06%
Five Years Ended 1/31/14	11.62	11.72	N/A	12.07	N/A
Ten Years Ended 1/31/14	4.41	4.39	N/A	4.39	N/A
Inception* through 1/31/14	5.18	5.20	7.01	4.95	6.97

Cumulative total returns
Without sales charges[1]
Class A (1/31/04 through 1/31/14)	60.81%
Class B (1/31/04 through 1/31/14)	53.74
Class C (Inception date of 8/1/12 through 1/31/14)	10.72
Class C1♦ (1/31/04 through 1/31/14)	53.66
Class I (Inception date of 3/15/12 through 1/31/14)	13.53

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares, Class C shares and C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. The CDSC declines by 0.50% the first year after purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, B, C, C1♦ and I shares are February 5, 1996, February 5, 1996, August 1, 2012, February 5, 1996 and March 15, 2012, respectively.

22	Legg Mason Lifestyle Series 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class A, B and C1♦ Shares of Legg Mason Lifestyle Allocation 30% vs. Benchmark Indices† — January 2004 - January 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C1♦ shares of Legg Mason Lifestyle Allocation 30% on January 31, 2004, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 1000 Index, and Lifestyle Allocation 30% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays U.S. Aggregate Index and 10% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C1♦ shares’ performance indicated on this chart, depending on whether greater or less sales charges and fees were incurred by shareholders investing in the other classes.

♦	On August 1, 2012, Class C shares were reclassified as C1 shares.

Legg Mason Lifestyle Series 2014 Annual Report	23

Schedules of investments

January 31, 2014

Legg Mason Lifestyle Allocation 85%

Description			Shares	Value
Investments in Underlying Funds† — 99.9%
Legg Mason Global Asset Management Trust:
Legg Mason Batterymarch International Equity Trust, Class IS Shares			4,979,706	$71,458,785
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			4,462,415	80,903,578
Legg Mason Strategic Real Return Fund, Class IS Shares			3,805,283	52,436,798
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares			394,609	78,014,217
ClearBridge Appreciation Fund, Class IS Shares			4,298,294	79,776,345
ClearBridge International Value Fund, Class IS Shares			6,888,346	76,253,987
ClearBridge Mid Cap Core Fund, Class IS Shares			1,205,997	37,241,199
ClearBridge Small Cap Growth Fund, Class IS Shares			1,848,059	54,332,930
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			5,653,615	84,860,758
The Royce Fund — Royce Value Fund, Institutional Class Shares			4,108,231	52,708,609
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares			1,427,889	16,192,263
Western Asset High Yield Fund, Class IS Shares			2,371,209	21,578,001
Western Asset Total Return Unconstrained Fund, Class IS Shares			2,843,889	30,031,471
Total Investments in Underlying Funds before Short-Term Investments (Cost — $506,560,351)				735,788,941

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $315,701,000 joint tri-party repurchase agreement dated 1/31/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $1,131,002; (Fully collateralized by various U.S. government obligations, 0.000% to 4.625% due 2/15/17 to 5/15/43; Market value — $1,164,096) (Cost — $1,131,000)	0.020%	2/3/14	$1,131,000	1,131,000
Total Investments — 100.1% (Cost — $507,691,351#)				736,919,941
Liabilities in Excess of Other Assets — (0.1)%				(618,568)
Total Net Assets — 100.0%				$736,301,373

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $568,721,814.

See Notes to Financial Statements.

24	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 70%

Description			Shares	Value
Investments in Underlying Funds† — 99.9%
Legg Mason Global Asset Management Trust:
Legg Mason Batterymarch International Equity Trust, Class IS Shares			2,084,522	$29,912,885
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			2,710,555	49,142,361
Legg Mason Strategic Real Return Fund, Class IS Shares			2,498,007	34,422,530
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares			233,479	46,158,787
ClearBridge Appreciation Fund, Class IS Shares			2,605,379	48,355,841
ClearBridge International Value Fund, Class IS Shares			3,195,413	35,373,216
ClearBridge Mid Cap Core Fund, Class IS Shares			704,380	21,751,245
ClearBridge Small Cap Growth Fund, Class IS Shares			876,444	25,767,464
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			3,373,515	50,636,464
The Royce Fund — Royce Value Fund, Institutional Class Shares			1,923,424	24,677,526
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares			4,531,487	51,387,062
Western Asset High Yield Fund, Class IS Shares			2,107,665	19,179,755
Western Asset Total Return Unconstrained Fund, Class IS Shares			4,668,382	49,298,112
Total Investments in Underlying Funds before Short-Term Investments (Cost — $346,585,885)				486,063,248

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $315,701,000 joint tri-party repurchase agreement dated 1/31/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $837,001; (Fully collateralized by various U.S. government obligations, 0.000% to 4.625% due 2/15/17 to 5/15/43; Market value — $861,493) (Cost — $837,000)	0.020%	2/3/14	$837,000	837,000
Total Investments — 100.1% (Cost — $347,422,885#)				486,900,248
Liabilities in Excess of Other Assets — (0.1)%				(297,340)
Total Net Assets — 100.0%				$486,602,908

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $379,928,415.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	25

Schedules of investments (cont’d)

January 31, 2014

Legg Mason Lifestyle Allocation 50%

Description			Shares	Value
Investments in Underlying Funds† — 99.9%
Legg Mason Global Asset Management Trust:
Legg Mason Batterymarch International Equity Trust, Class IS Shares			863,558	$12,392,056
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			1,158,288	20,999,755
Legg Mason Strategic Real Return Fund, Class IS Shares			1,523,538	20,994,355
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares			96,036	18,986,385
ClearBridge Appreciation Fund, Class IS Shares			1,099,435	20,405,508
ClearBridge International Value Fund, Class IS Shares			1,140,600	12,626,439
ClearBridge Mid Cap Core Fund, Class IS Shares			348,582	10,764,220
ClearBridge Small Cap Growth Fund, Class IS Shares			431,976	12,700,089
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			1,466,863	22,017,612
The Royce Fund — Royce Value Fund, Institutional Class Shares			948,044	12,163,408
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares			6,782,091	76,908,910
Western Asset High Yield Fund, Class IS Shares			1,957,644	17,814,556
Western Asset Total Return Unconstrained Fund, Class IS Shares			3,699,651	39,068,315
Total Investments in Underlying Funds before Short-Term Investments (Cost — $227,381,807)				297,841,608

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.1%
Repurchase Agreements — 0.1%
Interest in $315,701,000 joint tri-party repurchase agreement dated 1/31/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $460,001; (Fully collateralized by various U.S. government obligations, 0.000% to 4.625% due 2/15/17 to 5/15/43; Market value — $473,461) (Cost — $460,000)	0.020%	2/3/14	$460,000	460,000
Total Investments — 100.0% (Cost — $227,841,807#)				298,301,608
Liabilities in Excess of Other Assets — (0.0)%				(58,604)
Total Net Assets — 100.0%				$298,243,004

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $247,417,705.

See Notes to Financial Statements.

26	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 30%

Description			Shares	Value
Investments in Underlying Funds† — 100.0%
Legg Mason Global Asset Management Trust:
Legg Mason Batterymarch International Equity Trust, Class IS Shares			494,300	$7,093,204
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			330,639	5,994,483
Legg Mason Strategic Real Return Fund, Class IS Shares			729,768	10,056,209
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares			24,303	4,804,676
ClearBridge Appreciation Fund, Class IS Shares			319,589	5,931,575
ClearBridge Mid Cap Core Fund, Class IS Shares			173,946	5,371,438
Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			428,670	6,434,343
The Royce Fund — Royce Value Fund, Institutional Class Shares			406,698	5,217,932
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares			5,249,292	59,526,972
Western Asset High Yield Fund, Class IS Shares			1,454,032	13,231,690
Western Asset Total Return Unconstrained Fund, Class IS Shares			2,066,145	21,818,493
Total Investments in Underlying Funds before Short-Term Investments (Cost — $118,402,926)				145,481,015

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.1%
Repurchase Agreements — 0.1%
Interest in $315,701,000 joint tri-party repurchase agreement dated 1/31/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $172,000; (Fully collateralized by various U.S. government obligations, 0.000% to 4.625% due 2/15/17 to 5/15/43; Market value — $177,033) (Cost — $172,000)	0.020%	2/3/14	$172,000	172,000
Total Investments — 100.1% (Cost — $118,574,926#)				145,653,015
Liabilities in Excess of Other Assets — (0.1)%				(103,255)
Total Net Assets — 100.0%				$145,549,760

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $128,285,177.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	27

Statements of assets and liabilities

January 31, 2014

	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%

Assets:
Investments, at cost	$507,691,351	$347,422,885
Investments, at value	736,919,941	486,900,248
Cash	14	655
Receivable for Fund shares sold	329,700	235,175
Receivable for Underlying Funds sold	269,067	559,911
Receivable from investment manager	153	324
Prepaid expenses	37,663	33,262
Total Assets	737,556,538	487,729,575

Liabilities:
Payable for Fund shares repurchased	496,120	662,108
Service and/or distribution fees payable	219,636	144,983
Trustees’ fees payable	1,430	1,014
Accrued expenses	537,979	318,562
Total Liabilities	1,255,165	1,126,667
Total Net Assets	$736,301,373	$486,602,908

Net Assets:
Par value (Note 7)	$431	$298
Paid-in capital in excess of par value	559,124,378	403,715,820
Undistributed (overdistributed) net investment income	(245,884)	381,190
Accumulated net realized gain/loss on Underlying Funds and capital gain distributions from Underlying Funds	(51,806,142)	(56,971,763)
Net unrealized appreciation on Underlying Funds	229,228,590	139,477,363
Total Net Assets	$736,301,373	$486,602,908

Shares Outstanding:
Class A	37,461,018	26,085,140
Class B	4,418,873	2,339,380
Class C	1,125,768	1,302,054
Class I	55,867	79,301

Net Asset Value:
Class A (and redemption price)	$17.22	$16.29
Class B*	$16.28	$16.59
Class C*	$16.44	$16.54
Class I (and redemption price)	$17.17	$16.19

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75% and 5.75%, respectively)	$18.27	$17.28

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Legg Mason Lifestyle Series 2014 Annual Report

	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%

Assets:
Investments, at cost	$227,841,807	$118,574,926
Investments, at value	298,301,608	145,653,015
Cash	260	427
Receivable for Fund shares sold	367,390	45,106
Receivable for Underlying Funds sold	26,536	103,733
Receivable from investment manager	—	635
Prepaid expenses	30,086	30,530
Total Assets	298,725,880	145,833,446

Liabilities:
Payable for Fund shares repurchased	207,315	139,518
Service and/or distribution fees payable	88,178	38,258
Trustees’ fees payable	659	347
Accrued expenses	186,724	105,563
Total Liabilities	482,876	283,686
Total Net Assets	$298,243,004	$145,549,760

Net Assets:
Par value (Note 7)	$207	$112
Paid-in capital in excess of par value	256,347,729	137,371,430
Undistributed net investment income	388,927	222,648
Accumulated net realized gain/loss on Underlying Funds and capital gain distributions from Underlying Funds	(28,953,660)	(19,122,519)
Net unrealized appreciation on Underlying Funds	70,459,801	27,078,089
Total Net Assets	$298,243,004	$145,549,760

Shares Outstanding:
Class A	18,204,016	9,972,770
Class B	1,434,046	660,281
Class C	1,070,036	196,438
Class C1	—	344,915
Class I	—	20,155

Net Asset Value:
Class A (and redemption price)	$14.35	$12.98
Class B*	$14.77	$13.23
Class C*	$14.81	$12.91
Class C1*	$—	$13.21
Class I (and redemption price)	$—	$12.97

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75% and 4.25%, respectively)	$15.22	$13.56

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 5.00%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	29

Statements of operations

For the Year Ended January 31, 2014

	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%

Investment Income:
Income distributions from Underlying Funds	$7,638,686	$6,610,710
Interest	1,008	784
Total Investment Income	7,639,694	6,611,494

Expenses:
Service and/or distribution fees (Notes 2 and 5)	2,462,113	1,650,545
Transfer agent fees (Note 5)	2,185,243	1,153,040
Shareholder reports	108,214	73,316
Registration fees	66,949	61,246
Trustees’ fees	53,287	36,058
Legal fees	32,489	34,939
Audit and tax	32,020	30,482
Fund accounting fees	26,348	26,709
Insurance	14,031	10,050
Custody fees	261	255
Miscellaneous expenses	7,724	6,636
Total Expenses	4,988,679	3,083,276
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(195)	(379)
Net Expenses	4,988,484	3,082,897
Net Investment Income	2,651,210	3,528,597

Realized and Unrealized Gain (Loss) on Underlying Funds and Capital Gain Distributions from Underlying Funds (Notes 1 and 3):
Net Realized Gain From:
Sale of Underlying Funds	6,411,649	9,921,043
Capital gain distributions from affiliated Underlying Funds	18,442,310	10,671,260
Net Realized Gain	24,853,959	20,592,303
Change in Net Unrealized Appreciation (Depreciation) from Underlying Funds	84,177,433	39,774,217
Net Gain on Underlying Funds and Capital Gain Distributions from Underlying Funds	109,031,392	60,366,520
Increase in Net Assets From Operations	$111,682,602	$63,895,117

See Notes to Financial Statements.

30	Legg Mason Lifestyle Series 2014 Annual Report

	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%

Investment Income:
Income distributions from Underlying Funds	$5,541,239	$3,611,013
Interest	445	158
Total Investment Income	5,541,684	3,611,171

Expenses:
Service and/or distribution fees (Notes 2 and 5)	1,017,542	447,742
Transfer agent fees (Note 5)	589,562	257,060
Shareholder reports	49,770	23,250
Registration fees	59,927	77,020
Trustees’ fees	22,390	11,302
Legal fees	36,750	40,543
Audit and tax	29,144	28,143
Fund accounting fees	25,863	14,590
Insurance	6,952	3,901
Custody fees	171	46
Miscellaneous expenses	6,321	6,613
Total Expenses	1,844,392	910,210
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	—	(819)
Net Expenses	1,844,392	909,391
Net Investment Income	3,697,292	2,701,780

Realized and Unrealized Gain (Loss) on Underlying Funds and Capital Gain Distributions from Underlying Funds (Notes 1 and 3):
Net Realized Gain From:
Sale of Underlying Funds	5,234,352	1,495,732
Capital gain distributions from affiliated Underlying Funds	5,035,886	1,803,242
Net Realized Gain	10,270,238	3,298,974
Change in Net Unrealized Appreciation (Depreciation) from Underlying Funds	15,012,988	2,353,797
Net Gain on Underlying Funds and Capital Gain Distributions from Underlying Funds	25,283,226	5,652,771
Increase in Net Assets From Operations	$28,980,518	$8,354,551

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	31

Statements of changes in net assets

Legg Mason Lifestyle Allocation 85%

For the Years Ended January 31,	2014	2013

Operations:
Net investment income	$2,651,210	$5,813,054
Net realized gain	24,853,959	3,011,162
Change in net unrealized appreciation (depreciation)	84,177,433	79,218,607
Increase in Net Assets From Operations	111,682,602	88,042,823

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,550,103)	(7,126,126)
Decrease in Net Assets From Distributions to Shareholders	(6,550,103)	(7,126,126)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	57,924,453	52,637,492
Reinvestment of distributions	6,527,664	7,101,624
Cost of shares repurchased	(98,291,635)	(113,499,403)
Decrease in Net Assets From Fund Share Transactions	(33,839,518)	(53,760,287)
Increase in Net Assets	71,292,981	27,156,410

Net Assets:
Beginning of year	665,008,392	637,851,982
End of year*	$736,301,373	$665,008,392
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(245,884)	$285,498

See Notes to Financial Statements.

32	Legg Mason Lifestyle Series 2014 Annual Report

Statements of changes in net assets

Legg Mason Lifestyle Allocation 70%

For the Years Ended January 31,	2014	2013

Operations:
Net investment income	$3,528,597	$5,461,275
Net realized gain	20,592,303	2,882,761
Change in net unrealized appreciation (depreciation)	39,774,217	47,991,382
Increase in Net Assets From Operations	63,895,117	56,335,418

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,450,061)	(6,398,376)
Decrease in Net Assets From Distributions to Shareholders	(5,450,061)	(6,398,376)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	41,705,538	37,084,932
Reinvestment of distributions	5,427,701	6,375,403
Cost of shares repurchased	(74,172,460)	(85,918,256)
Decrease in Net Assets From Fund Share Transactions	(27,039,221)	(42,457,921)
Increase in Net Assets	31,405,835	7,479,121

Net Assets:
Beginning of year	455,197,073	447,717,952
End of year*	$486,602,908	$455,197,073
* Includes undistributed net investment income of:	$381,190	$572,570

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	33

Statements of changes in net assets

Legg Mason Lifestyle Allocation 50%

For the Years Ended January 31,	2014	2013

Operations:
Net investment income	$3,697,292	$4,748,878
Net realized gain	10,270,238	4,611,741
Change in net unrealized appreciation (depreciation)	15,012,988	21,262,214
Increase in Net Assets From Operations	28,980,518	30,622,833

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,250,192)	(4,393,272)
Decrease in Net Assets From Distributions to Shareholders	(5,250,192)	(4,393,272)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	39,810,331	34,594,034
Reinvestment of distributions	5,215,466	4,365,650
Cost of shares repurchased	(56,232,872)	(61,599,238)
Decrease in Net Assets From Fund Share Transactions	(11,207,075)	(22,639,554)
Increase in Net Assets	12,523,251	3,590,007

Net Assets:
Beginning of year	285,719,753	282,129,746
End of year*	$298,243,004	$285,719,753
* Includes undistributed net investment income of:	$388,927	$1,116,707

See Notes to Financial Statements.

34	Legg Mason Lifestyle Series 2014 Annual Report

Statements of changes in net assets

Legg Mason Lifestyle Allocation 30%

For the Years Ended January 31,	2014	2013

Operations:
Net investment income	$2,701,780	$3,345,015
Net realized gain	3,298,974	1,863,850
Change in net unrealized appreciation (depreciation)	2,353,797	7,809,127
Increase in Net Assets From Operations	8,354,551	13,017,992

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,119,013)	(3,320,172)
Decrease in Net Assets From Distributions to Shareholders	(3,119,013)	(3,320,172)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	20,059,411	24,099,549
Reinvestment of distributions	3,105,641	3,305,331
Cost of shares repurchased	(30,328,078)	(35,527,419)
Decrease in Net Assets From Fund Share Transactions	(7,163,026)	(8,122,539)
Increase (Decrease) in Net Assets	(1,927,488)	1,575,281

Net Assets:
Beginning of year	147,477,248	145,901,967
End of year*	$145,549,760	$147,477,248
* Includes undistributed net investment income of:	$222,648	$327,703

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	35

Financial highlights

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.81	$13.06	$13.20	$11.02	$8.26

Income (loss) from operations:
Net investment income	0.08	0.14	0.14 [2]	0.12 [2]	0.17	[2]
Net realized and unrealized gain (loss)	2.50	1.78	(0.15)	2.19	2.77
Total income (loss) from operations	2.58	1.92	(0.01)	2.31	2.94

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.13)	(0.13)	(0.18)
Total distributions	(0.17)	(0.17)	(0.13)	(0.13)	(0.18)

Net asset value, end of year	$17.22	$14.81	$13.06	$13.20	$11.02
Total return[3]	17.41%	14.81%	(0.04)%	20.97%[4]	35.53%

Net assets, end of year (000s)	$644,907	$570,110	$535,123	$495,922	$424,907

Ratios to average net assets:
Gross expenses[5]	0.60%	0.69%	0.68%	0.73%	0.79%
Net expenses[5,6,7]	0.60	0.69	0.68	0.73	0.77	[8]
Net investment income	0.49	1.04	1.07 [2]	1.02 [2]	1.66	[2]

Portfolio turnover rate	11%	11%	36%	14%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 20.79%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2014	2013	2012		2011		2010

Net asset value, beginning of year	$14.00	$12.36	$12.50		$10.44		$7.83

Income (loss) from operations:
Net investment income (loss)	(0.07)	0.01	0.02	[2]	0.02	[2]	0.08	[2]
Net realized and unrealized gain (loss)	2.37	1.69	(0.13)		2.07		2.62
Proceeds from settlement of a regulatory matter	—	—	—		0.03		—
Total income (loss) from operations	2.30	1.70	(0.11)		2.12		2.70

Less distributions from:
Net investment income	(0.02)	(0.06)	(0.03)		(0.06)		(0.09)
Total distributions	(0.02)	(0.06)	(0.03)		(0.06)		(0.09)

Net asset value, end of year	$16.28	$14.00	$12.36		$12.50		$10.44
Total return[3]	16.42%	13.80%	(0.88)%		20.29%[4]		34.45%

Net assets, end of year (000s)	$71,928	$78,066	$86,735		$88,768		$84,327

Ratios to average net assets:
Gross expenses[5]	1.48%	1.55%	1.59%		1.59%		1.62%
Net expenses[5,6,7]	1.48	1.55 [8]	1.52	[8]	1.55	[8]	1.51	[8]
Net investment income (loss)	(0.44)	0.10	0.17	[2]	0.16	[2]	0.87	[2]

Portfolio turnover rate	11%	11%	36%		14%		15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 19.81%. Class B received $226,269 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	37

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.16	$12.50	$12.64	$10.55	$7.92

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.06	0.06 [2]	0.05 [2]	0.11 [2]
Net realized and unrealized gain (loss)	2.38	1.71	(0.14)	2.10	2.65
Proceeds from settlement of a regulatory matter	—	—	—	0.06	—
Total income (loss) from operations	2.36	1.77	(0.08)	2.21	2.76

Less distributions from:
Net investment income	(0.08)	(0.11)	(0.06)	(0.12)	(0.13)
Total distributions	(0.08)	(0.11)	(0.06)	(0.12)	(0.13)

Net asset value, end of year	$16.44	$14.16	$12.50	$12.64	$10.55
Total return[3]	16.65%	14.20%	(0.61)%	20.96%[4]	34.84%

Net assets, end of year (000s)	$18,507	$16,329	$15,640	$14,142	$12,733

Ratios to average net assets:
Gross expenses[5]	1.26%	1.24%	1.25%	1.27%	1.18%
Net expenses[5,6,7]	1.26	1.24	1.25	1.27	1.18
Net investment income (loss)	(0.16)	0.47	0.49 [2]	0.45 [2]	1.18 [2]

Portfolio turnover rate	11%	11%	36%	14%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 20.20%. Class C received $69,830 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

38	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class I Shares[1]	2014	2013	2012	2011		2010

Net asset value, beginning of year	$14.77	$13.03	$13.16	$10.99		$8.26

Income (loss) from operations:
Net investment income	0.14	0.23	0.15 [2]	0.22	[2]	0.28	[2]
Net realized and unrealized gain (loss)	2.48	1.74	(0.12)	2.14		2.69
Total income from operations	2.62	1.97	0.03	2.36		2.97

Less distributions from:
Net investment income	(0.22)	(0.23)	(0.16)	(0.19)		(0.24)
Total distributions	(0.22)	(0.23)	(0.16)	(0.19)		(0.24)

Net asset value, end of year	$17.17	$14.77	$13.03	$13.16		$10.99
Total return[3]	17.76%	15.23%	0.30%	21.51%[4]		35.87%

Net assets, end of year (000s)	$959	$503	$354	$213		$8

Ratios to average net assets:
Gross expenses[5]	0.36%	0.28%	0.38%	0.32%		0.80%
Net expenses[5,6,7]	0.33 [8]	0.28	0.38	0.27	[8]	0.25	[8]
Net investment income	0.84	1.64	1.16 [2]	1.82	[2]	2.69	[2]

Portfolio turnover rate	11%	11%	36%	14%		15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 21.33%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	39

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.39	$12.87	$12.90	$11.02	$8.35

Income (loss) from operations:
Net investment income	0.13	0.18	0.18 [2]	0.19 [2]	0.26 [2]
Net realized and unrealized gain (loss)	1.97	1.56	(0.02)	1.90	2.67
Total income from operations	2.10	1.74	0.16	2.09	2.93

Less distributions from:
Net investment income	(0.20)	(0.22)	(0.19)	(0.21)	(0.26)
Total distributions	(0.20)	(0.22)	(0.19)	(0.21)	(0.26)

Net asset value, end of year	$16.29	$14.39	$12.87	$12.90	$11.02
Total return[3]	14.59%	13.60%	1.27%	19.00%[4]	35.13%

Net assets, end of year (000s)	$424,969	$390,747	$376,974	$393,408	$350,121

Ratios to average net assets:
Gross expenses[5]	0.54%	0.60%	0.57%	0.63%	0.70%
Net expenses[5,6,7]	0.54	0.60	0.57	0.63	0.70
Net investment income	0.86	1.35	1.43 [2]	1.59 [2]	2.61 [2]

Portfolio turnover rate	12%	12%	32%	17%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 18.82%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

40	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2014	2013	2012	2011		2010

Net asset value, beginning of year	$14.64	$13.08	$13.10	$11.19		$8.46

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.05	0.06 [2]	0.08	[2]	0.18	[2]
Net realized and unrealized gain (loss)	2.00	1.59	(0.01)	1.91		2.71
Proceeds from settlement of a regulatory matter	—	—	—	0.05		—
Total income from operations	1.98	1.64	0.05	2.04		2.89

Less distributions from:
Net investment income	(0.03)	(0.08)	(0.07)	(0.13)		(0.16)
Total distributions	(0.03)	(0.08)	(0.07)	(0.13)		(0.16)

Net asset value, end of year	$16.59	$14.64	$13.08	$13.10		$11.19
Total return[3]	13.54%	12.58%	0.40%	18.29%[4]		34.17%

Net assets, end of year (000s)	$38,816	$45,205	$53,585	$69,294		$68,651

Ratios to average net assets:
Gross expenses[5]	1.46%	1.52%	1.46%	1.49%		1.58%
Net expenses[5,6,7]	1.46	1.52	1.46	1.48	[8]	1.52	[8]
Net investment income (loss)	(0.10)	0.35	0.47 [2]	0.71	[2]	1.75	[2]

Portfolio turnover rate	12%	12%	32%	17%		17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 17.66%. Class B received $266,096 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	41

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.62	$13.08	$13.10	$11.19	$8.47

Income (loss) from operations:
Net investment income	0.03	0.10	0.10 [2]	0.12 [2]	0.21 [2]
Net realized and unrealized gain (loss)	1.99	1.58	(0.02)	1.91	2.72
Proceeds from settlement of a regulatory matter	—	—	—	0.05	—
Total income from operations	2.02	1.68	0.08	2.08	2.93

Less distributions from:
Net investment income	(0.10)	(0.14)	(0.10)	(0.17)	(0.21)
Total distributions	(0.10)	(0.14)	(0.10)	(0.17)	(0.21)

Net asset value, end of year	$16.54	$14.62	$13.08	$13.10	$11.19
Total return[3]	13.80%	12.90%	0.65%	18.67%[4]	34.55%

Net assets, end of year (000s)	$21,534	$18,371	$16,657	$18,060	$17,028

Ratios to average net assets:
Gross expenses[5]	1.23%	1.22%	1.25%	1.24%	1.17%
Net expenses[5,6,7]	1.23	1.22	1.25	1.24	1.17
Net investment income	0.18	0.74	0.76 [2]	0.97 [2]	2.08 [2]

Portfolio turnover rate	12%	12%	32%	17%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 18.03%. Class C received $75,228 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

42	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class I Shares[1]	2014	2013	2012	2011		2010

Net asset value, beginning of year	$14.31	$12.80	$12.85	$11.00		$8.33

Income (loss) from operations:
Net investment income	0.17	0.23	0.23 [2]	0.26	[2]	0.29	[2]
Net realized and unrealized gain (loss)	1.94	1.54	(0.04)	1.84		2.67
Total income from operations	2.11	1.77	0.19	2.10		2.96

Less distributions from:
Net investment income	(0.23)	(0.26)	(0.24)	(0.25)		(0.29)
Total distributions	(0.23)	(0.26)	(0.24)	(0.25)		(0.29)

Net asset value, end of year	$16.19	$14.31	$12.80	$12.85		$11.00
Total return[3]	14.75%	13.91%	1.56%	19.19%[4]		35.58%

Net assets, end of year (000s)	$1,284	$874	$502	$204		$43

Ratios to average net assets:
Gross expenses[5]	0.43%	0.36%	0.34%	0.31%		0.48%
Net expenses[5,6,7]	0.40	0.35 [8]	0.34	0.31	[8]	0.44	[8]
Net investment income	1.09	1.71	1.84 [2]	2.18	[2]	2.92	[2]

Portfolio turnover rate	12%	12%	32%	17%		17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 19.01%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	43

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$13.23	$12.06	$11.97	$10.55	$8.20

Income from operations:
Net investment income	0.19	0.23	0.23 [2]	0.28 [2]	0.38	[2]
Net realized and unrealized gain	1.20	1.16	0.09	1.45	2.38
Total income from operations	1.39	1.39	0.32	1.73	2.76

Less distributions from:
Net investment income	(0.27)	(0.22)	(0.23)	(0.31)	(0.41)
Total distributions	(0.27)	(0.22)	(0.23)	(0.31)	(0.41)

Net asset value, end of year	$14.35	$13.23	$12.06	$11.97	$10.55
Total return[3]	10.54%	11.58%	2.76%	16.59%	34.37%

Net assets, end of year (000s)	$261,212	$245,746	$238,181	$249,807	$222,590

Ratios to average net assets:
Gross expenses[4]	0.52%	0.55%	0.53%	0.54%	0.60%
Net expenses[4,5,6]	0.52	0.55	0.53	0.54	0.59	[7]
Net investment income	1.38	1.81	1.97 [2]	2.49 [2]	3.96	[2]

Portfolio turnover rate	13%	13%	31%	21%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$13.62	$12.40	$12.30	$10.84	$8.41

Income from operations:
Net investment income	0.06	0.11	0.12 [2]	0.18 [2]	0.29	[2]
Net realized and unrealized gain	1.23	1.20	0.10	1.49	2.46
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—
Total income from operations	1.29	1.31	0.22	1.69	2.75

Less distributions from:
Net investment income	(0.14)	(0.09)	(0.12)	(0.23)	(0.32)
Total distributions	(0.14)	(0.09)	(0.12)	(0.23)	(0.32)

Net asset value, end of year	$14.77	$13.62	$12.40	$12.30	$10.84
Total return[3]	9.46%	10.63%	1.82%	15.72%[4]	33.27%

Net assets, end of year (000s)	$21,184	$25,957	$31,325	$40,926	$41,369

Ratios to average net assets:
Gross expenses[5]	1.45%	1.48%	1.44%	1.43%	1.50%
Net expenses[5,6,7]	1.45	1.48	1.44	1.43	1.48	[8]
Net investment income	0.41	0.83	1.00 [2]	1.57 [2]	3.03	[2]

Portfolio turnover rate	13%	13%	31%	21%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.54%. Class B received $85,925 related to this distribution.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	45

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$13.65	$12.43	$12.33	$10.87	$8.44

Income from operations:
Net investment income	0.10	0.15	0.15 [2]	0.20 [2]	0.32 [2]
Net realized and unrealized gain	1.22	1.20	0.09	1.48	2.46
Proceeds from settlement of a regulatory matter	—	—	—	0.05	—
Total income from operations	1.32	1.35	0.24	1.73	2.78

Less distributions from:
Net investment income	(0.16)	(0.13)	(0.14)	(0.27)	(0.35)
Total distributions	(0.16)	(0.13)	(0.14)	(0.27)	(0.35)

Net asset value, end of year	$14.81	$13.65	$12.43	$12.33	$10.87
Total return[3]	9.72%	10.87%	2.01%	16.13%[4]	33.54%

Net assets, end of year (000s)	$15,847	$14,017	$12,624	$13,194	$13,701

Ratios to average net assets:
Gross expenses[5]	1.25%	1.26%	1.26%	1.27%	1.20%
Net expenses[5,6,7]	1.25	1.26	1.26	1.27	1.20
Net investment income	0.67	1.14	1.26 [2]	1.73 [2]	3.30 [2]

Portfolio turnover rate	13%	13%	31%	21%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.66%. Class C received $54,973 related to this distribution.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

46	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2014	2013	2012	2011		2010

Net asset value, beginning of year	$12.53	$11.72	$11.61	$10.60		$8.40

Income from operations:
Net investment income	0.25	0.29	0.30 [2]	0.41	[2]	0.52 [2]
Net realized and unrealized gain	0.48	0.81	0.11	0.97		2.20
Total income from operations	0.73	1.10	0.41	1.38		2.72

Less distributions from:
Net investment income	(0.28)	(0.29)	(0.30)	(0.37)		(0.52)
Total distributions	(0.28)	(0.29)	(0.30)	(0.37)		(0.52)

Net asset value, end of year	$12.98	$12.53	$11.72	$11.61		$10.60
Total return[3]	5.91%	9.47%	3.63%	13.22%		32.98%

Net assets, end of year (000s)	$129,455	$130,226	$126,014	$126,222		$80,223

Ratios to average net assets:
Gross expenses[4]	0.55%	0.54%	0.56%	0.57%[5]		0.63%
Net expenses[4,6,7]	0.55	0.54	0.56	0.57	[5]	0.63
Net investment income	1.92	2.37	2.57 [2]	3.66	[2]	5.41 [2]

Portfolio turnover rate	12%	16%	33%	32%		26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and next expense ratios would both have been 0.55%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	47

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class B Shares[1]	2014	2013	2012		2011		2010

Net asset value, beginning of year	$12.76	$11.93	$11.82		$10.78		$8.54

Income from operations:
Net investment income	0.15	0.20	0.22	[2]	0.34	[2]	0.46	[2]
Net realized and unrealized gain	0.51	0.83	0.12		1.00		2.23
Proceeds from settlement of a regulatory matter	—	—	—		0.01		—
Total income from operations	0.66	1.03	0.34		1.35		2.69

Less distributions from:
Net investment income	(0.19)	(0.20)	(0.23)		(0.31)		(0.45)
Total distributions	(0.19)	(0.20)	(0.23)		(0.31)		(0.45)

Net asset value, end of year	$13.23	$12.76	$11.93		$11.82		$10.78
Total return[3]	5.18%	8.68%	2.89%		12.69%[4]		32.09%

Net assets, end of year (000s)	$8,738	$11,756	$14,589		$18,075		$13,528

Ratios to average net assets:
Gross expenses[5]	1.25%	1.21%	1.24%		1.21%[6]		1.28%
Net expenses[5,7,8]	1.25	1.21	1.23	[9]	1.21	[6]	1.27	[9]
Net investment income	1.18	1.65	1.87	[2]	2.99	[2]	4.73	[2]

Portfolio turnover rate	12%	16%	33%		32%		26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.59%. Class B received $15,834 related to this distribution.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

48	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2014	2013[2]

Net asset value, beginning of year	$12.50	$12.02

Income from operations:
Net investment income	0.16	0.16
Net realized and unrealized gain	0.47	0.48
Total income from operations	0.63	0.64

Less distributions from:
Net investment income	(0.22)	(0.16)
Total distributions	(0.22)	(0.16)

Net asset value, end of year	$12.91	$12.50
Total return[3]	5.07%	5.38%

Net assets, end of year (000s)	$2,537	$295

Ratios to average net assets:
Gross expenses[4]	1.48%	1.22%[5]
Net expenses[4,6,7]	1.42 [8]	1.22 [5]
Net investment income	1.29	2.69 [5]

Portfolio turnover rate	12%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to January 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	49

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C1 Shares[1,2]	2014	2013	2012	2011		2010

Net asset value, beginning of year	$12.74	$11.92	$11.80	$10.76		$8.52

Income from operations:
Net investment income	0.18	0.22	0.24 [3]	0.34	[3]	0.48	[3]
Net realized and unrealized gain	0.50	0.82	0.12	1.00		2.23
Proceeds from settlement of a regulatory matter	—	—	—	0.04		—
Total income from operations	0.68	1.04	0.36	1.38		2.71

Less distributions from:
Net investment income	(0.21)	(0.22)	(0.24)	(0.34)		(0.47)
Total distributions	(0.21)	(0.22)	(0.24)	(0.34)		(0.47)

Net asset value, end of year	$13.21	$12.74	$11.92	$11.80		$10.76
Total return[4]	5.33%	8.79%	3.08%	13.05%[5]		32.37%

Net assets, end of year (000s)	$4,558	$5,052	$5,299	$5,416		$3,585

Ratios to average net assets:
Gross expenses[6]	1.10%	1.10%	1.11%	1.17%[7]		1.16%
Net expenses[6,8,9]	1.10	1.10	1.11	1.17	[7,10]	1.15	[10]
Net investment income	1.36	1.79	2.02 [3]	3.02	[3]	4.92	[3]

Portfolio turnover rate	12%	16%	33%	32%		26%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.66%. Class C received $13,122 related to this distribution.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.15%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

50	Legg Mason Lifestyle Series 2014 Annual Report

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2014	2013[2]

Net asset value, beginning of year	$12.52	$12.01

Income from operations:
Net investment income	0.27	0.31
Net realized and unrealized gain	0.48	0.52
Total income from operations	0.75	0.83

Less distributions from:
Net investment income	(0.30)	(0.32)
Total distributions	(0.30)	(0.32)

Net asset value, end of year	$12.97	$12.52
Total return[3]	6.06%	7.04%

Net assets, end of year (000s)	$261	$148

Ratios to average net assets:
Gross expenses[4]	0.46%	0.34%[5]
Net expenses[4,6,7,8]	0.44	0.33 [5]
Net investment income	2.15	2.87 [5]

Portfolio turnover rate	12%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 15, 2012 (inception date) to January 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2014 Annual Report	51

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Lifestyle Allocation 85% (“Allocation 85%”), Legg Mason Lifestyle Allocation 70% (“Allocation 70%”), Legg Mason Lifestyle Allocation 50% (“Allocation 50%”), and Legg Mason Lifestyle Allocation 30% (“Allocation 30%”) (collectively, the “Funds”) are separate non-diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). The financial statements and financial highlights of the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds value these securities as determined in accordance with procedures approved by the Funds’ Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

52	Legg Mason Lifestyle Series 2014 Annual Report

Each Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Allocation 85%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$735,788,941	—	—	$735,788,941
Short-term investments†	—	$1,131,000	—	1,131,000
Total investments	$735,788,941	$1,131,000	—	$736,919,941

†	See Schedules of Investments for additional detailed categorizations.

Allocation 70%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$486,063,248	—	—	$486,063,248
Short-term investments†	—	$837,000	—	837,000
Total investments	$486,063,248	$837,000	—	$486,900,248

†	See Schedules of Investments for additional detailed categorizations.

Allocation 50%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$297,841,608	—	—	$297,841,608
Short-term investments†	—	$460,000	—	460,000
Total investments	$297,841,608	$460,000	—	$298,301,608

†	See Schedules of Investments for additional detailed categorizations.

Allocation 30%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$145,481,015	—	—	$145,481,015
Short-term investments†	—	$172,000	—	172,000
Total investments	$145,481,015	$172,000	—	$145,653,015

†	See Schedules of Investments for additional detailed categorizations.

Legg Mason Lifestyle Series 2014 Annual Report	53

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Funds may enter into repurchase agreements with institutions that their investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Funds acquire a debt security subject to an obligation of the seller to repurchase, and of the Funds to resell, the security at an agreed-upon price and time, thereby determining the yield during the Funds’ holding period. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Funds generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Funds seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Fund of funds risk. Your cost of investing in the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Funds’ approval, which could force the Funds to withdraw their investments from such Underlying Fund at a time that is unfavorable to the Funds. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Funds would indirectly bear the costs of these trades without accomplishing any investment purpose.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. The Allocation 85% and Allocation 70% Funds distribute net investment income and capital gains, if any, at least annually. The Allocation 50% and Allocation 30% Funds distribute net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Funds have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Funds’ cash on deposit with the bank.

(h) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Funds had the following reclassifications:

Fund		Undistributed (overdistributed) Net Investment Income	Accumulated Net Realized Losses	Paid in Capital
Allocation 85%	(a)	$3,367,511	$(3,367,511)	—
Allocation 70%	(b)	—	883,370	$(883,370)
Allocation 70%	(c)	1,730,084	(1,730,084)	—
Allocation 50%	(c)	825,120	(825,120)	—
Allocation 30%	(c)	312,178	(312,178)	—

(a)	Reclassifications are due to Short-term Capital Gains from Underlying Funds treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions.

(b)	Reclassifications are due to the expiration of a capital loss carryforward.

(c)	Reclassifications are due to Short-term Capital Gains from Underlying Funds treated as ordinary income for tax purposes.

54	Legg Mason Lifestyle Series 2014 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Fund’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages each Fund’s cash and short-term instruments. LMPFA, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Under the investment management agreement, the Funds do not pay a management fee.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds, except for the management of cash and short-term instruments, which is provided by Western Asset.

As a result of expense limitation arrangements between the Funds and LMPFA, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Allocation 85%, Allocation 70% and Allocation 50% Funds’ Class A, Class B and Class C shares will not exceed 0.80%, 1.55% and 1.55%, respectively. Additionally, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of the Allocation 85% and Allocation 70% Funds’ Class I shares will not exceed 0.55%. Also, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of the Allocation 30% Fund’s Class A, Class B, Class C1 and Class I shares will not exceed 0.80%, 1.30%, 1.55%, 1.25% and 0.55%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of each Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended January 31, 2014, the Allocation 85%, Allocation 70% and Allocation 30% were reimbursed for expenses in the amounts of $195, $379 and $819, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

For Allocation 85%, Allocation 70% and Allocation 50%, there is a maximum initial sales charge of 5.75% for Class A shares. For Allocation 30%, there is a maximum initial sales charge of 4.25% for Class A shares. Allocation 85%, Allocation 70%, and Allocation 50% have a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Allocation 30% has a CDSC of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares of Allocation 30% have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of the Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2014, sales charges and CDSCs paid to LMIS and its affiliates were:

	Sales Charges	CDSCs
	Class A	Class A	Class B	Class C	Class C1
Allocation 85%	$290,209	$341	$62,218	$825	—
Allocation 70%	181,591	218	32,423	2,327	—
Allocation 50%	144,256	89	25,701	3,875	—
Allocation 30%	29,298	138	7,456	1,268	$132

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Lifestyle Series 2014 Annual Report	55

Notes to financial statements (cont’d)

3. Investments

During the year ended January 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Allocation 85%	$74,100,909	$93,281,745
Allocation 70%	54,814,515	73,170,585
Allocation 50%	37,795,321	45,529,829
Allocation 30%	18,003,456	23,891,095

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation
Allocation 85%	$168,198,127	—	$168,198,127
Allocation 70%	106,971,833	—	106,971,833
Allocation 50%	50,883,903	—	50,883,903
Allocation 30%	17,367,838	—	17,367,838

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended January 31, 2014, the Funds did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Funds pay a service fee with respect to their Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Allocation 85%, Allocation 70%, and Allocation 50% each pay a distribution fee with respect to their Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Allocation 30% pays a distribution fee with respect to its Class B, Class C and Class C1 shares calculated at the annual rate of 0.50%, 0.75% and 0.45%, respectively, of the average daily net assets of each class. Service and distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees

Allocation 85%
Class A	$1,526,597	$1,817,060
Class B	760,564	329,482
Class C	174,952	36,297
Class I	—	2,404
Total	$2,462,113	$2,185,243

Allocation 70%
Class A	$1,027,441	$945,991
Class B	423,171	168,782
Class C	199,933	34,509
Class I	—	3,758
Total	$1,650,545	$1,153,040

Allocation 50%
Class A	$636,301	$478,747
Class B	236,231	86,370
Class C	145,010	24,445
Total	$1,017,542	$589,562

56	Legg Mason Lifestyle Series 2014 Annual Report

	Service and/or Distribution Fees	Transfer Agent Fees

Allocation 30%
Class A	$325,342	$203,554
Class B	75,844	36,270
Class C	12,874	4,350
Class C1	33,682	12,344
Class I	—	542
Total	$447,742	$257,060

For the year ended January 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements

Allocation 85%
Class I	$195
Total	$195

Allocation 70%
Class I	$379
Total	$379

Allocation 30%
Class C	$791
Class I	28
Total	$819

6. Distributions to shareholders by class

	Year Ended January 31, 2014	Year Ended January 31, 2013

Allocation 85%
Net Investment Income:
Class A	$6,358,431	$6,639,073
Class B	89,815	356,574
Class C	89,657	123,075
Class I	12,200	7,404
Total	$6,550,103	$7,126,126

Allocation 70%
Net Investment Income:
Class A	$5,226,840	$5,950,323
Class B	80,461	261,558
Class C	125,900	170,917
Class I	16,860	15,578
Total	$5,450,061	$6,398,376

Allocation 50%
Net Investment Income:
Class A	$4,864,513	$4,076,584
Class B	216,231	190,398
Class C	169,448	126,290
Total	$5,250,192	$4,393,272

Legg Mason Lifestyle Series 2014 Annual Report	57

Notes to financial statements (cont’d)

	Year Ended January 31, 2014	Year Ended January 31, 2013

Allocation 30%
Net Investment Income:
Class A	$2,873,083	$3,023,576
Class B	138,841	197,913
Class C	28,230	2,946	[1]
Class C1	74,341	92,858	[2]
Class I	4,518	2,879	[3]
Total	$3,119,013	$3,320,172

[1]	For the period August 1, 2012 (inception date) to January 31, 2013.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]	For the period March 15, 2012 (inception date) to January 31, 2013.

7. Shares of beneficial interest

At January 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2014		Year Ended January 31, 2013
	Shares	Amount	Shares	Amount

Allocation 85%
Class A
Shares sold	3,391,506	$54,788,965	3,754,559	$51,412,313
Shares issued on reinvestment	363,944	6,339,006	475,053	6,619,892
Shares repurchased	(4,798,769)	(77,245,801)	(6,711,049)	(91,998,472)
Net decrease	(1,043,319)	$(16,117,830)	(2,481,437)	$(33,966,267)

Class B
Shares sold	19,300	$301,022	17,777	$231,866
Shares issued on reinvestment	5,480	89,694	27,098	355,703
Shares repurchased	(1,180,516)	(18,062,345)	(1,487,219)	(19,215,618)
Net decrease	(1,155,736)	$(17,671,629)	(1,442,344)	$(18,628,049)

Class C
Shares sold	145,475	$2,284,074	61,964	$815,875
Shares issued on reinvestment	5,223	86,764	8,910	118,625
Shares repurchased	(178,016)	(2,768,475)	(168,761)	(2,196,932)
Net decrease	(27,318)	$(397,637)	(97,887)	$(1,262,432)

Class I
Shares sold	34,331	$550,392	12,884	$177,438
Shares issued on reinvestment	701	12,200	532	7,404
Shares repurchased	(13,229)	(215,014)	(6,563)	(88,381)
Net increase	21,803	$347,578	6,853	$96,461

Allocation 70%
Class A
Shares sold	2,418,197	$37,460,486	2,503,314	$33,796,286
Shares issued on reinvestment	317,998	5,207,852	435,237	5,932,462
Shares repurchased	(3,807,277)	(58,969,692)	(5,070,255)	(68,556,947)
Net decrease	(1,071,082)	$(16,301,354)	(2,131,704)	$(28,828,199)

58	Legg Mason Lifestyle Series 2014 Annual Report

	Year Ended January 31, 2014		Year Ended January 31, 2013
	Shares	Amount	Shares		Amount

Allocation 70% continued
Class B
Shares sold	26,926	$424,560	25,402		$347,896
Shares issued on reinvestment	4,926	80,250	18,997		260,969
Shares repurchased	(780,429)	(12,257,398)	(1,051,991)		(14,342,925)
Net decrease	(748,577)	$(11,752,588)	(1,007,592)		$(13,734,060)

Class C
Shares sold	204,877	$3,228,795	176,852		$2,418,113
Shares issued on reinvestment	7,411	122,737	12,039		166,394
Shares repurchased	(167,120)	(2,626,454)	(205,482)		(2,770,455)
Net increase (decrease)	45,168	$725,078	(16,591)		$(185,948)

Class I
Shares sold	37,602	$591,697	39,185		$522,637
Shares issued on reinvestment	1,032	16,862	1,148		15,578
Shares repurchased	(20,389)	(318,916)	(18,514)		(247,929)
Net increase	18,245	$289,643	21,819		$290,286

Allocation 50%
Class A
Shares sold	2,487,177	$34,438,907	2,538,851		$31,880,073
Shares issued on reinvestment	345,790	4,835,412	320,908		4,052,064
Shares repurchased	(3,204,333)	(44,399,122)	(4,038,801)		(50,744,289)
Net decrease	(371,366)	$(5,124,803)	(1,179,042)		$(14,812,152)

Class B
Shares sold	54,952	$781,639	51,173		$665,656
Shares issued on reinvestment	14,827	215,164	14,505		189,415
Shares repurchased	(542,106)	(7,724,369)	(685,073)		(8,845,847)
Net decrease	(472,327)	$(6,727,566)	(619,395)		$(7,990,776)

Class C
Shares sold	319,498	$4,589,785	158,343		$2,048,305
Shares issued on reinvestment	11,307	164,890	9,493		124,171
Shares repurchased	(287,772)	(4,109,381)	(156,147)		(2,009,102)
Net increase	43,033	$645,294	11,689		$163,374

Allocation 30%
Class A
Shares sold	1,345,251	$17,188,116	1,827,665		$22,136,621
Shares issued on reinvestment	224,536	2,867,369	248,958		3,018,332
Shares repurchased	(1,993,759)	(25,457,526)	(2,428,703)		(29,409,426)
Net decrease	(423,972)	$(5,402,041)	(352,080)		$(4,254,473)

Class B
Shares sold	23,509	$303,398	67,383		$830,303
Shares issued on reinvestment	10,538	137,446	15,810		195,470
Shares repurchased	(295,074)	(3,838,416)	(384,674)		(4,728,565)
Net decrease	(261,027)	$(3,397,572)	(301,481)		$(3,702,792)

Class C
Shares sold	185,087	$2,357,795	25,185	[1]	$308,771	[1]
Shares issued on reinvestment	2,110	27,084	209	[1]	2,555	[1]
Shares repurchased	(14,369)	(184,314)	(1,784)	[1]	(22,034)	[1]
Net increase	172,828	$2,200,565	23,610	[1]	$289,292	[1]

Legg Mason Lifestyle Series 2014 Annual Report	59

Notes to financial statements (cont’d)

	Year Ended January 31, 2014		Year Ended January 31, 2013
	Shares	Amount	Shares		Amount

Allocation 30% continued
Class C1
Shares sold	8,029	$105,735	56,040	[2]	$680,725	[2]
Shares issued on reinvestment	5,316	69,224	6,980	[2]	86,095	[2]
Shares repurchased	(64,977)	(846,199)	(111,015)	[2]	(1,363,534)	[2]
Net decrease	(51,632)	$(671,240)	(47,995)	[2]	$(596,714)	[2]

Class I
Shares sold	8,069	$104,367	11,941	[3]	$143,129	[3]
Shares issued on reinvestment	353	4,518	236	[3]	2,879	[3]
Shares repurchased	(127)	(1,623)	(317)	[3]	(3,860)	[3]
Net increase	8,295	$107,262	11,860	[3]	$142,148	[3]

[1]	For the period August 1, 2012 (inception date) to January 31, 2013.

[2]	On August 1, 2012, Class C shares were reclassified as Class CI shares.

[3]	For the period March 15, 2012 (inception date) to January 31, 2013.

8. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Funds. Based on each Fund’s relative ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended January 31, 2014. The following transactions were effected in shares of such Underlying Funds for the year ended January 31, 2014.

Allocation 85%

	Affiliate Value at 1/31/13	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at 1/31/14	Realized Gain/Loss from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund	$67,754,116	$1,780,511	9,865	$10,530,870	78,184	—	$575,887	$78,014,217	$3,051,722
ClearBridge Appreciation Fund	72,043,767	5,436,281	289,778	6,317,243	392,447	$1,074,379	3,054,973	79,776,345	803,465
ClearBridge International Value Fund	68,599,902	6,502,205	639,508	9,175,799	823,317	1,081,580	—	76,253,987	(544,208)
ClearBridge Mid Cap Core Fund	34,382,582	3,325,314	109,613	4,246,624	189,426	—	2,731,255	37,241,199	1,455,062
ClearBridge Small Cap Growth Fund	47,731,682	2,210,512	80,693	7,147,870	366,370	—	1,362,323	54,332,930	2,561,210
Legg Mason Batterymarch International Equity Trust	65,089,172	6,077,455	438,019	8,356,935	438,357	894,237	—	71,458,785	(2,309,513)
Legg Mason Batterymarch U.S. Large Cap Equity Fund	72,788,112	6,407,632	437,291	6,993,298	560,511	727,133	1,910,056	84,860,758	911,850
Legg Mason BW Diversified Large Cap Value Fund	72,523,139	6,463,759	354,787	6,430,335	399,715	1,029,969	3,706,354	80,903,578	687,593
Legg Mason Strategic Real Return Fund	43,988,320	14,422,056	1,029,375	3,985,420	278,836	—	1,361,931	52,436,798	(38,952)
Royce Value Fund, Institutional	46,111,039	6,347,798	489,525	3,981,372	322,408	200,078	3,739,531	52,708,609	93,209
Western Asset Core Plus Bond Fund	28,507,409	4,035,069	349,323	15,649,383	1,376,853	736,675	—	16,192,263	(211,203)
Western Asset High Yield Fund	19,336,212	4,044,978	444,350	1,743,243	188,701	1,316,543	—	21,578,001	(26,231)
Western Asset Total Return Unconstrained Fund	25,525,242	7,047,339	665,232	2,311,703	215,831	578,092	—	30,031,471	(22,355)
	$664,380,694	$74,100,909		$86,870,095		$7,638,686	$18,442,310	$735,788,941	$6,411,649

60	Legg Mason Lifestyle Series 2014 Annual Report

Allocation 70%

	Affiliate Value at 1/31/13	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at 1/31/14	Realized Gain/Loss from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund	$42,033,604	$1,162,535	6,482	$10,928,579	120,392	—	$348,056	$46,158,787	$4,949,447
ClearBridge Appreciation Fund	45,264,714	3,407,122	181,904	11,030,199	683,252	$654,355	1,859,927	48,355,841	706,687
ClearBridge International Value Fund	32,779,320	3,027,943	297,636	10,464,537	963,070	512,032	—	35,373,216	(139,789)
ClearBridge Mid Cap Core Fund	21,086,738	2,048,982	67,666	6,845,605	303,741	—	1,647,204	21,751,245	1,177,901
ClearBridge Small Cap Growth Fund	23,641,776	1,118,225	41,009	8,291,139	442,834	—	660,881	25,767,464	1,679,654
Legg Mason Batterymarch International Equity Trust	28,307,673	2,700,923	194,754	7,450,078	552,166	383,796	—	29,912,885	136,062
Legg Mason Batterymarch U.S. Large Cap Equity Fund	45,854,887	3,726,130	254,597	13,119,138	1,040,717	444,311	1,167,132	50,636,464	822,877
Legg Mason BW Diversified Large Cap Value Fund	45,763,947	3,793,471	208,763	10,626,956	684,911	628,401	2,261,307	49,142,361	756,638
Legg Mason Strategic Real Return Fund	31,161,853	7,781,294	555,032	6,242,673	442,086	—	914,306	34,422,530	3,314
Royce Value Fund	22,716,764	2,891,263	222,536	5,947,243	481,432	96,972	1,812,447	24,677,526	116,101
Western Asset Core Plus Bond Fund	54,196,516	9,830,710	860,183	22,891,906	1,993,571	1,709,902	—	51,387,062	(206,634)
Western Asset High Yield Fund	18,035,461	3,007,582	330,709	3,654,413	392,577	1,196,446	—	19,179,755	(41,692)
Western Asset Total Return Unconstrained Fund	43,880,806	10,318,335	972,967	9,006,620	841,968	984,495	—	49,298,112	(39,523)
	$454,724,059	$54,814,515		$126,499,086		$6,610,710	$10,671,260	$486,063,248	$9,921,043

Allocation 50%

	Affiliate Value at 1/31/13	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at 1/31/14	Realized Gain/Loss from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund	$17,542,071	$698,005	3,947	$3,388,432	27,766	—	$144,881	$18,986,385	$1,434,285
ClearBridge Appreciation Fund	20,107,086	1,716,152	92,167	3,292,976	221,021	$282,649	802,332	20,405,508	768,078
ClearBridge International Value Fund	11,692,505	1,296,810	127,140	1,801,408	191,953	185,020	—	12,626,439	241,506
ClearBridge Mid Cap Core Fund	10,213,539	1,104,807	36,559	1,503,103	69,934	—	789,221	10,764,220	608,674
ClearBridge Small Cap Growth Fund	11,997,753	702,224	25,937	2,380,773	130,293	—	329,435	12,700,089	1,039,142
Legg Mason Batterymarch International Equity Trust	11,988,047	1,288,773	93,024	1,920,466	146,684	160,983	—	12,392,056	141,449
Legg Mason Batterymarch U.S. Large Cap Equity Fund	20,438,262	2,072,465	142,323	3,515,220	297,545	195,640	513,912	22,017,612	695,960
Legg Mason BW Diversified Large Cap Value Fund	20,511,667	1,902,681	105,034	3,501,797	221,554	273,869	985,521	20,999,755	427,569
Legg Mason Strategic Real Return Fund	20,004,269	3,775,801	269,632	1,908,721	135,279	—	565,130	20,994,355	6,833
Royce Value Fund	11,628,415	1,383,189	106,651	1,853,806	152,488	48,445	905,454	12,163,408	107,109
Western Asset Core Plus Bond Fund	76,180,957	12,374,636	1,084,122	9,975,327	863,698	2,484,034	—	76,908,910	(182,167)
Western Asset High Yield Fund	17,147,543	2,379,623	261,921	1,682,191	180,376	1,119,619	—	17,814,556	(40,287)
Western Asset Total Return Unconstrained Fund	35,876,662	7,100,155	669,469	3,571,257	335,359	790,980	—	39,068,315	(13,799)
	$285,328,776	$37,795,321		$40,295,477		$5,541,239	$5,035,886	$297,841,608	$5,234,352

Legg Mason Lifestyle Series 2014 Annual Report	61

Notes to financial statements (cont’d)

Allocation 30%

	Affiliate Value at 1/31/13	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at 1/31/14	Realized Gain/Loss from Sale of Affiliated Underlying Funds
		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund	$4,560,309	$244,939	1,389	$1,114,629	8,245	—	$37,445	$4,804,676	$319,749
ClearBridge Appreciation Fund	6,094,098	548,702	29,520	1,087,449	82,203	$80,090	227,942	5,931,575	391,952
ClearBridge Mid Cap Core Fund	5,325,232	638,616	21,114	1,123,792	46,317	—	420,037	5,371,438	273,261
ClearBridge Small Cap Growth Fund	—	—	263	—	263	—	—	—	6,238
Legg Mason Batterymarch International Equity Trust	6,851,443	1,034,179	74,749	1,376,161	104,661	93,441	—	7,093,204	97,569
Legg Mason Batterymarch U.S. Large Cap Equity Fund	6,032,351	857,730	58,942	1,320,512	109,029	58,198	152,877	6,434,343	228,542
Legg Mason BW Diversified Large Cap Value Fund	6,012,931	635,106	35,024	1,245,508	78,091	79,796	287,147	5,994,483	145,220
Legg Mason Strategic Real Return Fund	10,560,696	1,151,567	82,210	1,195,254	85,824	—	280,895	10,056,209	18,198
Royce Value Fund	5,226,785	636,713	49,081	1,070,564	89,117	21,236	396,899	5,217,932	76,989
Western Asset Core Plus Bond Fund	61,623,576	7,877,235	690,599	8,588,928	749,108	1,966,100	—	59,526,972	(87,826)
Western Asset High Yield Fund	13,504,777	1,480,291	162,915	1,685,789	186,430	853,285	—	13,231,690	12,363
Western Asset Total Return Unconstrained Fund	21,726,927	2,898,378	273,229	2,586,777	245,257	458,867	—	21,818,493	13,477
	$147,519,125	$18,003,456		$22,395,363		$3,611,013	$1,803,242	$145,481,015	$1,495,732

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended January 31, 2014 was as follows:

	Allocation 85%	Allocation 70%

Distributions Paid From:
Ordinary income	$6,550,103	$5,450,061

	Allocation 50%	Allocation 30%

Distributions Paid From:
Ordinary income	$5,250,192	$3,119,013

The tax character of distributions paid during the fiscal year ended January 31, 2013 was as follows:

	Allocation 85%	Allocation 70%

Distributions Paid From:
Ordinary income	$7,126,126	$6,398,376

	Allocation 50%	Allocation 30%

Distributions Paid From:
Ordinary income	$4,393,272	$3,320,172

62	Legg Mason Lifestyle Series 2014 Annual Report

As of January 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Allocation 85%		Allocation 70%
Undistributed ordinary income — net	—		$433,785
Undistributed long-term capital gains — net	$9,224,321		—
Total undistributed earnings	$9,224,321		$433,785
Capital loss carryforward**	—		(24,466,233)
Other book/tax temporary differences	(245,884)	(a)	(52,595)	(b)
Unrealized appreciation (depreciation)	168,198,127	(c)	106,971,833	(c)
Total accumulated earnings (losses) — net	$177,176,564		$82,886,790

	Allocation 50%		Allocation 30%
Undistributed ordinary income — net	$432,045		$257,911
Capital loss carryforward**	(9,377,762)		(9,412,268)
Other book/tax temporary differences	(43,118)	(b)	(35,263)	(b)
Unrealized appreciation (depreciation)	50,883,903	(c)	17,367,838	(c)
Total accumulated earnings (losses) — net	$41,895,068		$8,178,218

**	During the taxable year ended January 31, 2014, Allocation 85% utilized $13,899,174, Allocation 70% utilized $18,278,842, Allocation 50% utilized $8,972,444 and Allocation 30% utilized $2,787,674 of their respective capital loss carryforwards and deferred capital losses available from prior years. As of January 31, 2014, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Allocation 70%	Allocation 50%	Allocation 30%
1/31/2015	—	—	$(1,588,205)
1/31/2016	—	—	(1,485,293)
1/31/2017	$(4,200,689)	—	(839,335)
1/31/2018	(13,201,741)	—	(4,454,972)
1/31/2019	(7,063,803)	$(6,422,414)	(1,044,463)
1/31/2020	—	(2,955,348)	—
	$(24,466,233)	$(9,377,762)	$(9,412,268)

These amounts will be available to offset future taxable capital gains. In addition, $3,526,008 of Allocation 30%‘s capital loss carryforward is subject to an annual limitation of $1,620,185 due to the reorganization in previous years.

(a)	Other book/tax temporary differences are primarily attributable to the deferral of ordinary late year losses and book/tax differences in the timing of the deductibility of various expenses.

(b)	Other book/tax temporary differences are primarily attributable to book/tax differences in the timing of the deductibility of various expenses.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

The Funds have adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Legg Mason Lifestyle Series 2014 Annual Report	63

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statements of assets and liabilities of Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30% (collectively, the “Funds”), each a series of Legg Mason Partners Equity Trust, including the schedules of investments, as of January 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the investee funds’ transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30%, as of January 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 18, 2014

64	Legg Mason Lifestyle Series 2014 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

Legg Mason Lifestyle Allocation 85%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in

Legg Mason Lifestyle Series	65

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods and was ranked in the first quintile of the Performance Universe for the one- and three-year periods, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated funds of funds consisting of nine mixed-asset target allocation growth funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated funds of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board also noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

66	Legg Mason Lifestyle Series

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Lifestyle Series	67

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 70%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in

68	Legg Mason Lifestyle Series

the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated funds of funds consisting of ten mixed-asset target allocation growth funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated funds of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was slightly higher than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board also noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Lifestyle Series	69

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

70	Legg Mason Lifestyle Series

Legg Mason Lifestyle Allocation 50%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation moderate funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in

Legg Mason Lifestyle Series	71

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods and was ranked in the first quintile of the Performance Universe for the five-year period, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated funds of funds consisting of nine mixed-asset target allocation moderate funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation moderate affiliated funds of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board also noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

72	Legg Mason Lifestyle Series

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Lifestyle Series	73

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 30%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation conservative funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included

74	Legg Mason Lifestyle Series

in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2013. The Fund performed better than the median performance of the funds in the Performance Universe for each period and was ranked in the first quintile of the Performance Universe for the five-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2013, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated funds of funds consisting of nine mixed-asset target allocation conservative funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation conservative affiliated funds of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board also noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Lifestyle Series	75

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

76	Legg Mason Lifestyle Series

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Lifestyle Series are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Legg Mason Lifestyle Series	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

78	Legg Mason Lifestyle Series

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 168 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Lifestyle Series	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

80	Legg Mason Lifestyle Series

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Lifestyle Series	81

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2014:

	Allocation 85%
Record date:	6/17/2013	12/27/2013
Payable date:	6/18/2013	12/30/2013
Ordinary income:
Qualified dividend income for individuals	99.74%	99.43%
Dividends qualifying for the dividends
received deduction for corporations	83.67%	64.10%
Interest from Federal obligations	1.31%	1.31%
Foreign source income	—	21.71%*
Foreign taxes paid per share	—	$0.008445

In addition, Allocation 85% hereby designates $103,698 of its distributions paid to shareholders of record on December 27, 2013 as long-term capital gain.

			Allocation 70%
Record date:			6/17/2013	12/27/2013
Payable date:			6/18/2013	12/30/2013
Ordinary income:
Qualified dividend income for individuals			71.20%	69.51%
Dividends qualifying for the dividends
received deduction for corporations			67.20%	46.80%
Interest from Federal obligations			2.88%	2.88%
Foreign source income			—	12.95%*
Foreign taxes paid per share			—	$0.005491

	Allocation 50%
Record date:	3/27/2013	6/25/2013	9/27/2013	12/27/2013
Payable date:	3/28/2013	6/26/2013	9/30/2013	12/30/2013
Ordinary income:
Qualified dividend income for individuals	35.64%	36.54%	36.54%	36.54%
Dividends qualifying for the dividends
received deduction for corporations	26.74%	25.79%	25.79%	25.79%
Interest from Federal obligations	4.35%	4.35%	4.35%	4.35%
Foreign source income	—	—	—	10.99%*
Foreign taxes paid per share	—	—	—	$0.003085

	Allocation 30%
Record date:	3/27/2013	6/25/2013	9/27/2013	12/27/2013
Payable date:	3/28/2013	6/26/2013	9/30/2013	12/30/2013
Ordinary income:
Qualified dividend income for individuals	20.02%	17.14%	17.14%	17.14%
Dividends qualifying for the dividends
received deduction for corporations	12.88%	12.26%	12.26%	12.26%
Interest from Federal obligations	5.12%	5.12%	5.12%	5.12%
Foreign source income	—	—	—	6.48%*
Foreign taxes paid per share	—	—	—	$0.001694

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

82	Legg Mason Lifestyle Series

Legg Mason

Lifestyle Series

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller* President

Frank G. Hubbard

Howard J. Johnson* Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Global Asset Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Lifestyle Series

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Lifestyle Series

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Lifestyle Series. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01278 3/14 SR14-2153

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2013 and January 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $332,200 in January 31, 2013 and $342,471 in January 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in January 31, 2013 and $0 in January 31, 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $50,800 in January 31, 2013 and $58,600 in January 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for January 31, 2013 and January 31, 2014; Tax Fees were 100% and 100% for January 31, 2013 and January 31, 2014; and Other Fees were 100% and 100% for January 31, 2013 and January 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)      The independent board members are acting as the registrant’s audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)      Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014